EXHIBIT 23
                                   ----------

                         CONSENT OF ARTHUR ANDERSEN LLP
                         ------------------------------

Consent of Independent Public Accountants
-----------------------------------------


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Form 10-KSB annual report or as incorporated by reference to the OnCourse Technologies, Inc.' s Form S-8 filed May 11, 2001 (File No. 333-60694).

ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin
May 10, 2002

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